EXHIBIT 99.1

Urstadt Biddle Properties Inc. Supplemental Information As of October 31, 2022

URSTADT BIDDLE PROPERTIES INC 321 RAILROAD AVENUE GREENWICH, CT 06830 203‐863‐8200

Urstadt Biddle Properties Inc. Supplemental Information As of October 31, 2022

TABLE OF CONTENTS

1	PROPERTY PORTFOLIO
2	INVESTMENT PROPERTY SAME PROPERTY OPERATING INCOME – THREE AND TWELVE MONTHS ENDED OCTOBER 31, 2022 AND 2021
3	NEW AND RENEWAL LEASING STATISTICS – ROLLING FOUR QUARTERS ENDED OCTOBER 31, 2022

Urstadt Biddle Properties Inc. Property Portfolio - Detail As of October 31, 2022

														Property Demographics ₁
														3-Mile Radius
					Gross Leasable Area			Percentage Leased			Annualized Base Rent PSF for Leased Space			Total	Number of	Average Household	Median Household
Property Location	Property Name	Anchor Tenant's	% Owned	Year Acquired	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Total	Population	Households	Income	Income
Connecticut
Stamford	Ridgeway	Stop & Shop Supermarket	100%	2002	72,000	302,111	374,111	100.00%	97.78%	98.21%	$33.28	$29.92	$30.58	143,500	55,000	162,400	109,900
Stratford	The Dock	Stop & Shop Supermarket / BJ's Wholesale	100%	2005	167,754	110,731	278,485	100.00%	98.92%	99.6%	$16.93	$21.24	$19.07	84,400	33,300	88,000	73,200
New Milford	New Milford Plaza	Wal-Mart / Stop & Shop Supermarket	100%	2010	177,028	58,216	235,244	100.00%	100.00%	100.0%	$6.83	$15.73	$9.03	18,800	7,300	118,600	91,400
Danbury₂	Danbury Square	Christmas Tree Shops	100%	1995	47,555	146,407	193,962	100.00%	90.26%	92.7%	$22.00	$14.82	$16.72	48,800	17,000	94,400	70,800
Shelton	Shelton Square	Stop & Shop Supermarket	100%	2022	67,700	120,876	188,576	100.00%	95.64%	97.2%	$21.95	$13.59	$16.68	36,600	14,600	130,700	101,800
Darien	Goodwives	Stop & Shop Supermarket	100%	1998	42,083	53,674	95,757	100.00%	85.00%	91.6%	$33.99	$39.35	$36.78	68,300	24,800	200,500	118,200
Stamford	High Ridge Center	Trader Joe's Supermarket	29%	2017	13,265	73,857	87,122	100.00%	61.88%	67.7%	$40.67	$56.19	$52.69	56,300	20,400	216,300	145,100
New Milford	Veteran's Plaza	Big Y Supermarket	100%	2008	55,450	25,821	81,271	100.00%	93.28%	97.9%	$8.86	$19.38	$12.05	20,400	7,800	103,000	77,600
Orange	Orange Meadows	Trader Joe's Supermarket/TJ Maxx	100%	2003	38,313	39,148	77,461	100.00%	100.00%	100.0%	$18.61	$29.22	$23.97	49,100	19,400	113,000	94,000
Stamford	Newfield Green	Grade A Market	100%	2016	30,780	43,308	74,088	100.00%	96.54%	98.0%	$24.04	$48.25	$37.98	133,000	51,200	157,100	107,200
New Milford	Fairfield Plaza	Staples/All Out Fitness	100%	2011	45,645	26,342	71,987	100.00%	67.63%	88.2%	$15.00	$15.97	$15.27	15,100	5,900	114,100	86,300
Fairfield	Fairfield Center	Marshalls	100%	2011	32,714	28,939	61,653	100.00%	100.00%	100.0%	$24.51	$26.15	$25.28	75,000	26,800	135,600	97,800
Ridgefield	Ridgefield	N/A	100%	1998	-	61,870	61,870	0.00%	87.97%	88.0%	$-	$25.50	$25.50	20,400	7,400	238,200	162,800
Greenwich Offices	Various	Various	100%	Various	-	57,746	57,746	0.00%	93.05%	93.1%	$-	$31.75	$31.75	71,900	26,500	185,100	111,700
Greenwich	Cos Cob Commons	CVS	100%	2014	15,629	32,018	47,647	100.00%	96.98%	98.0%	$63.85	$42.89	$49.91	67,500	24,500	242,000	136,700
Westport	Greens Farm	BevMax	100%	2003	14,100	25,554	39,654	100.00%	24.43%	51.3%	$17.48	$41.09	$24.72	31,500	11,400	276,900	166,300
Greenwich	Kings Shopping Center	Kings Supermarket	100%	2014	18,432	20,847	39,279	100.00%	75.97%	87.2%	$27.50	$39.27	$32.94	104,600	40,900	188,000	117,500
Derby	Aldi Square	Aldi Supermarket	100%	2017	19,069	18,722	37,791	100.00%	100.00%	100.0%	$9.47	$22.76	$16.05	55,200	22,100	88,200	72,500
Danbury	Airport Plaza	Buffalo Wild Wings	100%	2002	8,116	24,547	32,663	100.00%	100.00%	100.0%	$29.65	$30.06	$29.96	53,000	18,700	93,800	71,100
Bethel	The Hub	Rite Aid/La Placita Market	100%	2014	21,480	9,506	30,986	100.00%	100.00%	100.0%	$15.60	$27.30	$19.19	63,800	22,800	84,700	68,500
Stamford	970 High Ridge	FedEx Office	100%	2016	6,734	20,599	27,333	100.00%	89.32%	92.0%	$42.00	$31.62	$34.40	59,300	22,100	206,000	137,500
Ridgefield	Yankee Ridge Center	N/A	100%	2018	-	22,957	22,957	0.00%	84.10%	84.1%	$-	$28.74	$28.74	21,800	7,900	229,700	157,800
Greenwich	Cos Cob Plaza	Veterinary Emergency Group	100%	2013	4,025	10,880	14,905	100.00%	98.33%	98.8%	$60.00	$47.95	$51.25	75,400	27,200	243,300	135,900
Greenwich	Greenwich Commons	Wells Fargo	100%	2013	2,400	7,344	9,744	100.00%	100.00%	100.0%	$88.00	$85.10	$85.81	71,900	26,500	185,100	111,700
Greenwich	Old Greenwich - CVS	CVS	29%	2017	8,000	-	8,000	100.00%	0.00%	100.0%	$30.17	$-	$30.17	104,600	40,900	188,000	117,500
Stamford	High Ridge - Chase	J.P Morgan Chase Bank	29%	2017	4,160	-	4,160	100.00%	0.00%	100.0%	$79.78	$-	$79.78	56,300	20,400	216,300	145,100
Stratford	Knott's Landing	Chipotle	100%	2020	2,400	800	3,200	100.00%	100.00%	100.0%	$57.50	$100.50	$68.25	84,400	33,300	88,000	73,200
					914,832	1,342,820	2,257,652	100.0%	91.2%	94.8%	$20.04	$27.54	$24.39

New York
Brewster	Lakeview Plaza	Acme Supermarket	100%	2018	45,366	128,808	174,174	100.0%	83.6%	87.9%	$9.50	$21.45	$17.91	15,400	5,600	115,400	100,800
Carmel	Carmel ShopRite Center	ShopRite Supermarket	100%	1995	65,342	80,124	145,466	100.0%	88.4%	93.6%	$10.86	$15.95	$13.51	15,500	5,600	116,600	92,700
Ossining	Arcadian	Stop & Shop Supermarket	100%	1998	64,858	72,404	137,262	100.0%	85.3%	92.2%	$20.88	$26.41	$23.58	42,300	14,100	150,400	106,500
Somers6	Somers Commons	Goodwill	100%	2003	14,000	120,760	134,760	100.0%	72.1%	75.0%	$22.22	$21.34	$21.46	31,600	11,800	137,200	109,500
Yorktown3	Staples Plaza	Staples	100%	2005	15,322	107,596	122,918	100.0%	80.7%	83.1%	$20.00	$24.73	$24.02	31,400	11,400	138,800	110,900
Somers	Towne Centre at Somers	CVS	100%	1999	14,013	66,140	80,153	100.0%	98.5%	98.8%	$31.94	$31.36	$31.47	22,100	8,400	161,800	129,500
Orangeburg	Orangetown Shopping Center	CVS	44%	2012	12,410	61,868	74,278	100.0%	93.1%	94.3%	$31.78	$19.27	$21.49	44,500	14,900	152,100	117,100
Eastchester	DeCicco's Plaza	DeCicco & Sons Market	100%	1997	29,754	40,132	69,886	100.0%	100.0%	100.0%	$23.50	$42.09	$34.18	113,782	43,462	238,056	157,825
Yonkers	McLean Shopping Center	Acme Supermarket	53%	2014	35,000	22,989	57,989	100.0%	90.3%	96.1%	$2.20	$54.19	$21.55	539,200	202,200	75,000	58,200
Briarcliff Manor4	Chilmark	CVS	100%	2001	13,900	32,838	46,738	100.0%	94.4%	96.0%	$36.00	$33.08	$33.98	44,500	15,000	150,000	107,800
Rye	Rye Portfolio	N/A	100%	2004	-	38,682	38,682	0.0%	100.0%	100.0%	$-	$41.73	$41.73	81,291	28,687	184,337	120,135
Ossining	Rockledge	Westchester Community College	100%	1999	12,558	16,449	29,007	100.0%	78.9%	88.1%	$18.75	$24.84	$21.85	42,300	14,100	150,400	106,500
Katonah	Village Commons	N/A	100%	2010	-	27,921	27,921	0.0%	92.7%	92.7%	$-	$38.46	$38.46	15,600	5,200	196,700	124,500
Yonkers	Tanglewood Shopping Center	Autozone	100%	2018	8,300	18,675	26,975	100.0%	82.3%	87.7%	$32.64	$43.76	$39.86	135,700	51,800	183,400	126,200
Harrison	Harrison Shopping Center	Key Food	100%	2015	12,018	14,175	26,193	100.0%	100.0%	100.0%	$25.03	$39.25	$32.73	70,300	24,600	219,100	130,300
Pelham	Pelham	Mason Supermarket	100%	2006	10,000	14,915	24,915	100.0%	79.5%	87.7%	$23.35	$43.99	$34.55	307,200	115,600	91,800	70,800
Eastchester	Eastchester Plaza	CVS	100%	2012	13,506	10,195	23,701	100.0%	100.0%	100.0%	$33.55	$37.44	$35.22	180,000	69,800	164,400	113,900
Somers	Heritage 202	Putnam County Savings Bank	100%	1992	3,184	16,074	19,258	100.0%	100.0%	100.0%	$52.32	$30.50	$34.11	21,000	8,000	153,900	126,700
Bronxville & Yonkers	N/A	M&T Bank/ JP Morgan Chase Bank	100%	2008 & 2009	16,527	2,278	18,805	100.0%	100.0%	100.0%	$20.83	$36.39	$22.71	263,900	101,100	115,400	86,300
Kingston	Kingston	Taste of Italy	100%	2013	3,372	-	3,372	100.0%	0.0%	100.0%	$28.73	$-	$28.73	18,543	8,137	64,377	50,492
New City	New City Pad	Putnam County Savings Bank	100%	2018	2,596	-	2,596	100.0%	0.0%	100.0%	$50.73	$-	$50.73	66,599	20,302	156,424	124,458
					392,026	893,023	1,285,049	100.0%	86.9%	90.9%	$19.04	$27.96	$24.97
Note 1 - Demographics provided by Real Estate Intelligence, 10/2021
Note 2 - Leased square footage includes 65,700 of square feet for former Toy's "R" Us and Babies "R" Us space now owned by OSJ of Danbury, LLC at zero rent.
Note 3 - Property is shadow anchored by a BJ's Wholesale Club
Note 4 - Property is shadow anchored by an Acme Supermarket
Note 5 - Property is shadow anchored by an Lidl Supermarket
Note 6 - Property is shadow anchored by an Stop & Shop Supermarket

New Jersey
Midland Park	Midland Park Shopping Center	Kings Supermarket	100%	2015	29,550	100,775	130,325	100.0%	75.7%	81.2%	$24.49	$24.53	$24.52	108,800	39,200	182,400	140,100
New Providence	Village Shopping Center	Acme Supermarket	100%	2013	45,464	63,163	108,627	100.0%	100.0%	100.0%	$22.75	$35.76	$30.31	59,200	21,100	241,800	158,100
Newark	Ferry Plaza	Seabra Foods	100%	2008	63,433	44,435	107,868	100.0%	100.0%	100.0%	$14.27	$31.70	$21.45	219,900	73,200	58,800	44,700
Wayne	Valley Ridge	Whole Foods	100%	1992	38,792	64,188	102,980	100.0%	95.7%	97.3%	$16.50	$34.73	$27.68	118,600	39,000	99,900	81,400
Pompton Lakes5	Pompton Lakes Town Square	Planet Fitness	100%	2015	18,000	76,065	94,065	100.0%	56.9%	65.1%	$18.97	$27.31	$24.86	52,800	19,500	126,400	105,900
Emerson	Shop Rite Plaza	ShopRite Supermarket	100%	2007	53,450	39,212	92,662	100.0%	74.5%	89.2%	$9.57	$24.83	$14.96	94,900	33,400	154,900	124,900
Kinnelon	Meadtown Shopping Center	Marshall's	100%	2015	24,511	52,360	76,871	100.0%	100.0%	100.0%	$17.00	$27.42	$24.10	28,700	11,000	124,900	102,900
Dumont	Washington Commons	Stop & Shop Supermarket	38%	2017	44,282	29,905	74,187	100.0%	81.5%	92.6%	$20.42	$33.82	$25.18	141,900	49,000	147,100	117,000
Boonton	Boonton Acme Center	Acme Supermarket	100%	2014	49,463	13,278	62,741	100.0%	86.2%	97.1%	$21.37	$37.83	$24.46	47,900	18,400	148,300	111,900
Bloomfield	Bloomfield Crossing	Walgreen's / Food World	100%	2014	42,548	16,688	59,236	100.0%	100.0%	100.0%	$7.06	$34.37	$14.75	315,879	122,723	93,191	74,350
Wyckoff	Cedar Hill Shopping Center	Walgreen's	100%	2015	15,960	27,410	43,370	100.0%	92.6%	95.3%	$26.68	$32.71	$30.38	82,500	29,900	178,700	133,400
Passaic	Van Houton Farms	Dollar Tree/Family Dollar	100%	2017	20,816	15,703	36,519	100.0%	79.9%	91.4%	$10.50	$13.38	$11.58	285,600	99,000	95,900	77,300
Waldwick	Waldwick Plaza	United States Postal Service	100%	2017	5,567	20,954	26,521	100.0%	87.8%	90.3%	$25.00	$27.66	$27.04	79,800	27,800	202,900	150,000
Waldwick	Waldwick Rite Aid	Rite Aid	100%	2007	20,000	-	20,000	100.0%	0.0%	100.0%	$30.42	$-	$30.42	79,700	27,800	203,300	149,900
Fort Lee	H-Mart Plaza	H-Mart	100%	2015	7,000	-	7,000	100.0%	0.0%	100.0%	$44.11	$-	$44.11	545,900	208,500	83,600	62,700
					478,836	564,136	1,042,972	100.0%	84.9%	91.8%	$17.83	$29.96	$23.90

Total Consolidated					1,785,694	2,799,979	4,585,673	100.0%	88.6%	93.0%	$19.23	$28.14	$24.44

Unconsolidated Joint Ventures
Scarsdale, NY	Midway Shopping Center	ShopRite Supermarket	12%	2010	73,758	170,544	244,302	100.0%	92.2%	94.6%	$17.15	$33.48	$28.26	112,400	42,100	217,400	140,600
Riverhead, NY	Gateway Plaza	Walmart	50%	2014	167,951	30,350	198,301	100.0%	100.0%	100.0%	$6.15	$27.86	$9.47	19,300	7,200	71,500	58,600
Carmel, NY	Putnam Plaza	Tops Markets	67%	2010	60,858	128,536	189,394	100.0%	85.7%	90.3%	$8.29	$20.17	$15.94	16,500	5,900	120,400	101,600
Montvale, NJ	Chestnut Ridge	The Fresh Market	50%	2013	19,205	57,183	76,388	100.0%	85.3%	89.0%	$24.56	$30.36	$28.72	53,300	18,600	194,200	143,400
Riverhead, NY	Applebee's Plaza	Applebee's	50%	2014	5,363	7,194	12,557	100.0%	100.0%	100.0%	$30.93	$36.63	$34.20	19,300	7,200	71,500	58,600
Total Unconsolidated					327,135	393,807	720,942	100.0%	89.8%	94.4%	$10.52	$28.48	$19.85

Total Core Portfolio					2,112,829	3,193,786	5,306,615	100.0%	88.7%	93.2%	$17.88	$28.18	$23.81

Note 1 - Demographics provided by Real Estate Intelligence, 10/2021
Note 2 - Leased square footage includes 65,700 of square feet for former Toy's "R" Us and Babies "R" Us space now owned by OSJ of Danbury, LLC at zero rent.
Note 3 - Property is shadow anchored by a BJ's Wholesale Club
Note 4 - Property is shadow anchored by an Acme Supermarket
Note 5 - Property is shadow anchored by an Lidl Supermarket
Note 6 - Property is shadow anchored by an Stop & Shop Supermarket

Urstadt Biddle Properties Inc. Same Property Operating Income Disclosure As of October 31, 2022

	Twelve Months Ended Oct 31,			Three Months Ended Oct 31,
	2022	2021	% Change	2022	2021	% Change
Same Property Operating Results:

Number of Properties (Note 4)	72			72

Revenue (Note 2)
Base Rent (Note 3)	$98,814	$99,065	-0.3%	$24,751	$24,499	1.0%
Provision for tenant credit losses-same property	(13)	(1,520)	-99.1%	159	(149)	-206.7%
ASC Topic 842 cash-basis lease income reversal-same property	(10)	(2,011)	-99.5%	56	(129)	-143.4%
Recoveries from tenants	33,506	34,847	-3.8%	8,143	8,044	1.2%
Other property income	1,491	476	213.2%	229	117	95.7%
	133,788	130,857	2.2%	33,338	32,382	3.0%

Expenses
Property operating	14,469	14,107	2.6%	3,487	3,111	12.1%
Property taxes	23,387	23,542	-0.7%	5,833	5,887	-0.9%
Other non-recoverable operating expenses	2,523	2,053	22.9%	899	573	56.9%
	40,379	39,702	1.7%	10,219	9,571	6.8%

Same Property Net Operating Income	$93,409	$91,155	2.5%	$23,119	$22,811	1.4%

Other reconciling items:
Other non same-property net operating income	2,131	937		686	55
Other Interest income	657	471		187	122
Other Dividend income	84	52		24	16
Consolidated lease termination income	723	967		32	166
Consolidated amortization of above and below market leases	972	632		274	177
Consolidated straight line rent income	241	(2,396)		289	306
Equity in net income of unconsolidated joint ventures	1,397	1,323		583	298
Taxable REIT subsidiary income/(loss)	(287)	303		(107)	(116)
Solar income/(loss)	(361)	(163)		(128)	(4)
Storage income/(loss)	2,225	1,236		653	431
Unrealized holding gains arising during the periods	-	-		-	-
Gain on sale of marketable securities	-	-		-	-
Interest expense	(13,175)	(13,087)		(3,425)	(3,025)
General and administrative expenses	(9,934)	(8,985)		(2,261)	(2,109)
Provision for tenant credit losses	(13)	(1,529)		159	(149)
Provision for tenant credit losses-same property	13	1,520		(159)	149
ASC Topic 842 cash-basis lease income reversal	(10)	(2,011)		56	(129)
ASC Topic 842 cash-basis lease income reversal-same property	10	2,011		(56)	129
Directors fees and expenses	(500)	(355)		(217)	(78)
Depreciation and amortization	(29,799)	(29,032)		(7,439)	(7,259)
Adjustment for intercompany expenses and other	(5,276)	(3,985)		(1,064)	(950)

Total other -net	(50,902)	(52,091)		(11,913)	(11,970)
Income from continuing operations	42,507	39,064	8.8%	11,206	10,841	3.4%
Gain (loss) on sale of real estate	767	11,864		(1)	(350)
Net income	43,274	50,928	-15.0%	11,205	10,491	6.8%
Net income attributable to noncontrolling interests	(3,570)	(3,645)		(875)	(921)
Net income attributable to Urstadt Biddle Properties Inc.	$39,704	$47,283	-16.0%	$10,330	$9,570	7.9%

Same Property Operating Expense Ratio (Note 1)	88.5%	92.6%	-4.0%	87.4%	89.4%	-2.0%

Note 1 - Represents the percentage of property operating expense and real estate tax expense recovered from tenants under operating leases
Note 2 - Excludes straight line rent, above/below market lease rent, lease termination income.
Note 3 - Base rents for the three and twelve month periods ended October 31, 2022 are reduced by approximately $- and $87,000, respectively, in rents that were deferred and approximately $- and $160,000, in rents that were abated because of COVID-19. Base rents for the three and twelve month periods ended October 31, 2022, are increased by approximately $5,000 and $470,000, respectively, in COVID-19 deferred rents that were billed and collected in the fiscal 2022 periods.

Base rents for the three and twelve month periods ended October 31, 2021 are reduced by approximately $27,000 and $552,000, respectively, in rents that were deferred and approximately $309,000 and $3.0 million, in rents that were abated because of COVID-19. Base rents for the three and nine month periods ended October 31, 2021, are increased by approximately $345,000 and $3.0 million, respectively, in COVID-19 deferred rents that were billed and collected in the fiscal 2021 periods.

Note 4 - Includes only properties owned for the entire period of both periods presented

Non-GAAP Financial Measure - Net Operating Income:
We present Same Property Net Operating Income ("Same Property NOI"), which is a non-GAAP financial measure. Same Property NOI excludes from Net Operating Income (“NOI”) properties that have not been owned for the full periods presented. The most directly comparable GAAP financial measure to NOI is operating income. To calculate NOI, operating income is adjusted to add back depreciation and amortization, general and administrative expense, interest expense, amortization of above and below-market lease intangibles and to exclude straight-line rent adjustments, interest, dividends and other investment income, equity in net income of unconsolidated joint ventures, and gain/loss on sale of operating properties.

We use Same Property NOI internally as a performance measure and believe Same Property NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Our management also uses Same Property NOI to evaluate property level performance and to make decisions about resource allocations. Further, we believe Same Property NOI is useful to investors as a performance measure because, when compared across periods, Same Property NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs on an unleveraged basis, providing perspective not immediately apparent from income from continuing operations. Same Property NOI excludes certain components from net income attributable to Urstadt Biddle Properties Inc. in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Same Property NOI presented by us may not be comparable to Same Property NOI reported by other REITs that define Same Property NOI differently.

Urstadt Biddle Properties Inc. Leasing Activity As of October 31, 2022

	Leases	Square	New Rent	Prior Rent	Cash Basis
	Signed	Feet	Per Sq. Ft (a)	Per Sq. Ft. (a)	Change

Total Comparable Leases:
4th Quarter 2022	64	180,511	$29.93	$27.83	7.5%
3rd Quarter 2022	51	254,136	$20.10	$19.77	1.7%
2nd Quarter 2022	72	276,818	$26.28	$25.43	3.3%
1st Quarter 2022	65	230,774	$29.18	$28.77	1.4%
Totals	252	942,239	$26.02	$25.18	3.3%

New Leases - Comparable:
4th Quarter 2022	23	72,165	$26.48	$22.20	19.3%	(c)
3rd Quarter 2022	19	45,034	$20.60	$24.92	-17.3%	(b)
2nd Quarter 2022	14	27,213	$28.58	$27.89	2.5%
1st Quarter 2022	24	45,510	$22.51	$23.66	-4.9%
Totals	80	189,922	$24.44	$24.01	1.8%

Renewals - Comparable:
4th Quarter 2022	41	108,346	$32.22	$31.58	2.0%
3rd Quarter 2022	32	209,102	$19.99	$18.66	7.1%
2nd Quarter 2022	58	249,605	$26.03	$25.16	3.5%
1st Quarter 2022	41	185,264	$30.81	$30.03	2.6%
Totals	172	752,317	$26.42	$25.48	3.7%

(a) New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b) Includes a 21% decrease for 7,600 square feet at our Orangeburg property, a 41% decrease for 2,950 sqaure feet and a 27% decrease for 19,832 square feet at our Ridgeway property.
(c) Includes a 68% increase for 23,362 square feet at our Orange property, a 47% increase for 2,996 square feet at our Darien property, and a 28% decrease for 9,753 square feet at our Passaic property.

3